================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 6, 2003
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE Inc.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                               000-27577                           16-1538028
-------------------------------       -----------------------      -----------------------------------
(State or other jurisdiction of       (Commission File Number)     (IRS Employer Identification Number)
        incorporation)

            135 Corporate Woods, Rochester, New York              14623
         ---------------------------------------------        -------------
         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                          --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

On August 6, 2003, certain stockholders of Harris Interactive Inc. (the "Company") entered into an underwriting agreement with Lehman Brothers Inc., U.S. Bancorp Piper Jaffray Inc., and the Company. A copy of the underwriting agreement is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS

    Exhibit 99.1 Underwriting Agreement by and among Harris Interactive Inc., Lehman Brothers Inc., U.S. Bancorp Piper Jaffray Inc., and the parties named as selling security holders therein.




                                  Page 2 of 32

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HARRIS INTERACTIVE INC.
                                              (Registrant)


                                         By:       /s/  Bruce A. Newman
                                                  --------------------------
                                         Name:    Bruce A. Newman
                                         Title:   Chief Financial Officer
                                                  (Principal Financial Officer)

Dated: August 8, 2003





                                  Page 3 of 32



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

99.1 Underwriting Agreement by and among Harris Interactive Inc., Lehman Brothers Inc., U.S. Bancorp Piper Jaffray Inc., and the parties named as selling security holders therein.





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